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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       Tumbleweed Software Corporation
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            (Exact name of registrant as specified in its charter)


                 Delaware                               94-3183329
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


             2010 Broadway
            Redwood City, CA                            94063
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(Address of principal executive offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.  / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box.  /X/

Securities Act registration statement file number to which this form relates:

                                     333-79687                (if applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered

           Not Applicable                           Not Applicable
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Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
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                               (Title of Class)

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                               (Title of Class)


              INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File
No. 333-79687).

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ITEM 2. EXHIBITS.

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
EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
3.1*                       Amended and Restated Articles of Incorporation of
                           the Registrant (incorporated by reference to Exhibit
                           3.1 to the Registrant's Registration Statement on
                           Form S-1 (File No. 333-79867))

3.2*                       Amended and Restated Certificate of Incorporation
                           of the Registrant to be effective upon the consummation of this offering (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1
                           (File No. 333-79867))

3.3 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration
                           Statement on Form S-1 (File No. 333-79867))

3.4*                       Amended and Restated Bylaws of the Registrant to be effective upon the consummation of this offering (incorporated by
                           reference to Exhibit 3.3 to the Registration Statement on
                           Form S-1 (File No. 333-79867))

4.1* Specimen common stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's
                           Registration Statement on Form S-1 (File
                           No. 333-79867))

4.2                        Investors' Rights Agreement, dated as of February
                           26, 1999, among the Company, the Founders, and the holders of the Company's preferred stock
                           (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1
                           (File No. 333-79867))

4.3 Warrant to Purchase Stock, dated November 30, 1998, issued to Silicon Valley Bank, (incorporated by reference to Exhibit 4.3 to the Registrant's
                           Registration Statement on Form S-1 (File No.
                           333-79867))

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*   To be filed by amendment

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                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Tumbleweed Software Corporation
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Date        May 28, 1999
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By          /s/ Joseph C. Consul
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       Print the name and title of the signing officer under his signature.

                JOSEPH C. CONSUL
                VP FINANCE, CFO